As of March 17, 2006
Global Technology Industries, Inc.
375 Park Avenue, Suite 1505
New York, NY 10152

Morgan Joseph & Co. Inc.
600 Fifth Avenue, 19th Floor
New York, New York 10020

       Re:     Initial Public Offering

Ladies and Gentlemen:

The undersigned officer and/or director of Global Technology Industries, Inc. (the “Company”), in consideration of Morgan Joseph & Co. Inc. (“Morgan Joseph”) entering into a letter of intent to act as lead underwriter in connection with the initial public offering of the securities of the Company (“IPO”), hereby agrees as follows:

1.    The undersigned shall take all actions within his power to cause the Company to liquidate and dissolve under the circumstances contemplated by Article Seventh of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate”) provided that at the Distribution Date (as defined in the Certificate) the undersigned is a director and/or officer.

2.    In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination (as defined in the Certificate), the liquidation of the Company or until such time as the undersigned is neither an officer nor director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

3.    The undersigned acknowledges that the Company has agreed not to consummate any Business Combination that involves a company that is affiliated with any director, officer or stockholder or the Company immediately prior to the consummation of the IPO unless the Company obtains an opinion from an independent investment banking firm, reasonably acceptable to Morgan Joseph, to the effect that the Business Combination is fair to the Company’s stockholders from a financial perspective.

4.    In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (“Effective Date”) of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will (i) cause the Trustee (as defined in the Registration Statement) to liquidate the Trust Account to our public stockholders, and (ii) take all reasonable actions within his power to cause the Company to dissolve as soon as reasonably practicable.

5.    Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive from the Company, and will not accept from the Company, any compensation for services rendered to the Company prior to the consummation of the Business Combination except as described in the registration statement filed with and declared effective by the Securities and Exchange Commission in connection with the IPO (the “Registration Statement”).

Global Technology Industries, Inc.
Morgan Joseph & Co. Inc.
As of March 17, 2006

6.     Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive or will accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination.

7.    The undersigned agrees not to resign (or advise the Company’s Board of Directors that the undersigned declines to seek re-election to the Board of Directors) from his position as officer and/or director of the Company as set forth in the Registration Statement, except for health reasons, without the prior consent of Morgan Joseph until the earlier of the consummation by the Company of a Business Combination, liquidation of the Trust Account (as defined in the Certificate), or the liquidation of the Company. The undersigned acknowledges that the foregoing does not interfere with or limit in any way the right of the Company to terminate the undersigned’s employment at any time (subject to other contractual rights the undersigned may have) or confer upon the undersigned any right to continue in the employ of Company or, if the undersigned is a director, limit the power of the Company’s Board of Directors to remove the undersigned as a director.

8.    If the Trust Account is liquidated before completion of a Business Combination, the undersigned will reimburse the Company for his or her Proportionate Share of the Company’s Vendor Obligations. For purposes of this paragraph, the following terms shall have the following meanings:

(a)    “Proportionate Share” shall mean an amount equal to the product of (a) the total amount of Vendor Obligations and (b) a fraction, the numerator of which is the percentage interest of the undersigned in GTI Capital Partners LLC, expressed as a whole number, and the denominator is the total percentage interests of the undersigned and Michael P. Schulhof and Jonathan N. Schulhof in GTI Capital Partners LLC, expressed as a whole number. By way of example, if the undersigned’s percentage interest in GTI Capital Partners LLC is 30%, and the total percentage interests of the undersigned and Michael P. Schulhof and Jonathan N. Schulhof in GTI Capital Partners LLC is 75%, then the undersigned’s Proportionate Share of Vendor Obligations is 40%.

(b)     “Vendor Obligations” shall mean the debts of the Company to vendors for services rendered or products sold to the Company in excess of the net proceeds of the IPO not held in the Trust Account at the time of its liquidation, to the extent that (i) such debts or obligations actually reduce the amount of funds in the Trust Account that are distributable to the Company’s stockholders and (ii) are not reimbursed by any insurance procured by the Company to cover such claims made against the Trust Account. For the avoidance of doubt, Vendor Obligations do not include (x) any debts or obligations to vendors that do not represent service fees (and related disbursements) or product purchase prices, (y) any debts or obligations to prospective target businesses if a Business Combination is not consummated with such prospective target businesses or (z) any debts or obligations owed to any entity other than a vendor.

Global Technology Industries, Inc.
Morgan Joseph & Co. Inc.
As of March 17, 2006

9.    The undersigned authorizes any employer, financial institution or consumer credit reporting agency to release to Morgan Joseph and the Company, and their legal representatives or agents (including any investigative search firm retained by Morgan Joseph or the Company), any information they may have about the undersigned’s background and finances (“Information”). None of Morgan Joseph, the Company or their agents shall be violating the undersigned’s right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

10.          The undersigned’s biographical information set forth in the Registration Statement is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K promulgated under the Securities Act of 1933, as amended. The undersigned’s Director’s and Officer’s Questionnaire furnished to the Company in connection with the Registration Statement is true and accurate in all respects. The undersigned represents and warrants that:

(a)    he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b)    he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities, and he is not currently a defendant in any such criminal proceeding; and

(c)    he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

11.   In connection with the vote required to consummate a Business Combination, the undersigned shall vote any shares of Common Stock of the Company acquired in the IPO or afterward in favor of the Business Combination.

12.   The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement.

Global Technology Industries, Inc.
Morgan Joseph & Co. Inc.
As of March 17, 2006

13.    This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum, and (iii) irrevocably agrees to appoint, at the expense of the Company, prior to the effectiveness of the Registration Statement, a person or entity acceptable to Morgan Joseph, as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding (and Morgan Joseph agrees that CT Corporation System is an acceptable agent). If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Morgan Joseph and appoint a substitute agent acceptable to Morgan Joseph within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Global Technology Industries, Inc.
Morgan Joseph & Co. Inc.
As of March 17, 2006

IN WITNESS WHEREOF, the undersigned officer and/or director has executed this agreement as of the date first written above.

Print Name: Robert B. Kay
Signature: /s/ Robert B. Kay